Due to unforeseen administrative delay, the mailing of the enclosed proxy statement was delayed. To allow sufficient time to receive voting instructions from contract owners, the meeting described in the enclosed proxy statement scheduled for February 12 , 2002 will be adjourned to March
                                    7, 2002.
                             YOUR VOTE IS IMPORTANT.
    Please return your signed voting instruction card as soon as possible.

                                JNL SERIES TRUST

                       JNL/JANUS AGGRESSIVE GROWTH SERIES
                            JNL/JANUS BALANCED SERIES
                         JNL/JANUS CAPITAL GROWTH SERIES
                        JNL/JANUS GLOBAL EQUITIES SERIES
                        JNL/JANUS GROWTH & INCOME SERIES

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD FEBRUARY 12, 2002

         NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of shareholders ("Shareholders") of the JNL/Janus Aggressive Growth Series, JNL/Janus Balanced Series, JNL/Janus Capital Growth Series, JNL/Janus Global Equities Series and JNL/Janus Growth & Income Series of JNL Series Trust, a Massachusetts business trust ("Trust"), will be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 on February 12, 2002 at 11:00 a.m., local time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:


          1. To approve or disapprove a new Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC ("Adviser") and Janus Capital Corporation ("Janus"), such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

          2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only Shareholders of record at the close of business on December 14, 2001, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                             YOUR VOTE IS IMPORTANT.
              PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.


                                  By Order of the Board of Trustees

                                  [OBJECT OMITTED]

January 28, 2002                  THOMAS J.  MEYER,

Lansing, Michigan                 Secretary

                                JNL SERIES TRUST

                       JNL/JANUS AGGRESSIVE GROWTH SERIES
                            JNL/JANUS BALANCED SERIES
                         JNL/JANUS CAPITAL GROWTH SERIES
                        JNL/JANUS GLOBAL EQUITIES SERIES
                        JNL/JANUS GROWTH & INCOME SERIES
                                 1 Corporate Way
                             Lansing, Michigan 48951

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 12, 2002

         The enclosed proxy is being solicited by and on behalf of the Board of Trustees (the "Trustees" or "Board") of JNL Series Trust, a Massachusetts business trust ("Trust"), which consists of separate Series. This proxy is for use at a Special Meeting ("Meeting") of shareholders ("Shareholders") of the JNL/Janus Aggressive Growth Series, JNL/Janus Balanced Series, JNL/Janus Capital Growth Series, JNL/Janus Global Equities Series and JNL/Janus Growth & Income Series (collectively, "the Series") to be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, on February 12, 2002, at 11:00 a.m., local time, or at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice").

         The Notice, this Proxy Statement, and the accompanying voting instructions card were first mailed to Shareholders on or about the week of January 28, 2002.


         The cost of printing and mailing the Notice, Proxy Statement and accompanying voting instructions card and all other costs in connection with the solicitation of proxies and voting instructions will be paid by Janus, the sub-adviser to each Series.

         The Trust's Administrator has retained the services of Management Information Services Corporation ("MIS"), a professional proxy solicitation firm, to assist with obtaining the necessary vote of Shareholders.

                               VOTING INSTRUCTIONS

         QUORUM AND VOTING
         The Agreement and Declaration of Trust of the JNL Series Trust dated June 1, 1994 (the "Declaration of Trust") provides that thirty percent of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting and thirty percent of the aggregate number of Shares in any Series that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series at a Shareholders' meeting.

         The Declaration of Trust further provides that Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Unless otherwise specified in the proxy, the proxy shall apply to all Shares of each Series of the Trust owned by the Shareholder.

         REQUIRED VOTE
         A vote of the "majority of the outstanding voting securities" of each Series is necessary to approve the Proposal for a particular Series, which shall mean the lesser of (i) 67% or more of the Shares of the Series entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Series are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Series. The approval of the Proposal depends upon whether a sufficient number of votes is cast for the Proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

         CONTRACT OWNER VOTING INSTRUCTIONS
         Shares of the Trust are sold only to separate accounts of Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (together, "Jackson National Life") to fund the benefits of variable life insurance and variable annuity contracts ("Variable Contracts") issued by Jackson National Life and to qualified retirement plans. Shares of the Series are not available to the general public directly.

         As an owner of a Variable Contract, you have the right to instruct Jackson National Life how to vote certain Shares of the Series at the Meeting. Although Jackson National Life, through its separate accounts, is the legal owner of all the Shares of the Series related to Variable Contracts, a portion of the value of your Variable Contract is invested by Jackson National Life, as provided in your Variable Contract, in Shares of one or more of the Series. You have the right under your Variable Contract to instruct Jackson National Life how to vote the Shares attributable to your Variable Contract. For the limited purpose of this proxy statement, the term "Shareholder" refers to you as a Contract Owner, unless the context otherwise requires.


         Contract owners may use the enclosed voting instructions card as a ballot to give Jackson National Life the voting instructions for those Shares attributable to their Variable Contracts as of the Record Date. When a Contract owner completes the voting instructions card and sends it to Jackson National Life, Jackson National Life will vote the Shares attributable to the Variable Contract of the Contract owner in accord with the Contract owner's instructions. If a Contract owner merely signs and returns the voting instructions card, Jackson National Life will vote those Shares in favor of the proposal. If a Contract owner does not return the voting instructions card, Jackson National Life will vote those Shares in the same proportion as Shares for which instructions were received from other Contract owners. Jackson National Life has fixed the close of business on March 1, 2002 as the last day on which voting instructions will be accepted.


         Shares of each Series owned for the account of a qualified retirement plan of Jackson National Life will be voted in the same proportion as Shares for which instructions are received from Contract owners.

         ADJOURNMENTS
         Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies have the discretion to vote for any such adjournment.

         REVOCATION OF VOTING INSTRUCTIONS
         Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Trust a superseding voting instruction card or written notice of revocation. Only the Contract owner executing the voting instructions card can revoke it. Jackson National Life will vote the Shares of the Series in accord with all properly executed and unrevoked voting instructions of Contract owners.

                               OUTSTANDING SHARES

         The Trustees have fixed the close of business on December 14, 2001 as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Series entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and to a proportionate fractional vote for each fractional Share.

         As of the Record Date, there were the following Shares of each Series outstanding:

---------------------------------------------------- -----------------------
                                                        Number of Shares
                      Series                              Outstanding
---------------------------------------------------- -----------------------

JNL/Janus Aggressive Growth Series                         23,904,126.282
JNL/Janus Balanced Series                                   7,708,843.727
JNL/Janus Capital Growth Series                            18,380,649.864
JNL/Janus Global Equities Series                           19,713,158.187
JNL/Janus Growth & Income Series                            2,751,312.504



         To the knowledge of the Trust, as of December 14, 2001, the following Contract owners were known to own beneficially more than 5% of each Series listed:

------------------------------------- ---------------------- --------------- -------------

                                       Name and Address of     Amount of     Percentage
                                       Beneficial Owner        Beneficial       of
        Series                                                 Ownership     Series'
                                                                              Shares
------------------------------------- ---------------------- --------------- -------------

JNL/Janus Balanced Series             Jackson National        685,889.421         8.90%
                                      Life Insurance
                                      Company
                                      1 Corporate Way
                                      Lansing, MI 48951
JNL/Janus Growth & Income Series      JNL/S&P Moderate        234,591.515         8.53%
                                      Growth Series
                                      1 Corporate Way
                                      Lansing, MI 48951


         As of the Record Date, the Trustees and officers of the Trust together owned less than 1% of the outstanding shares of any of the Series.

                             ADDITIONAL INFORMATION

         Additional information regarding the Trust and its Series can be found in the Trust's most recent annual and semi-annual reports to shareholders.

         THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, WHICH INCLUDE AUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF DECEMBER 31, 2000 AND JUNE 30, 2001, MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 766-4683 OR WRITING TO THE JNL SERIES TRUST SERVICE CENTER, P.O. BOX 378002, DENVER, COLORADO 80237-8002.

THE TRUSTEES RECOMMEND THAT YOU CAST YOUR VOTE:

     FOR PROPOSAL 1: TO APPROVE OR DISAPPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JACKSON NATIONAL ASSET MANAGEMENT, LLC AND JANUS CAPITAL CORPORATION.

                                   PROPOSAL 1

         TO APPROVE OR DISAPPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JACKSON NATIONAL ASSET MANAGEMENT, LLC ("ADVISER") AND JANUS CAPITAL CORPORATION WITH RESPECT TO THE SERIES.

INTRODUCTION
         The Adviser serves as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement, ("Investment Advisory Agreement"), dated January 31, 2001. The Adviser's address is 1 Corporate Way, Lansing, Michigan 48951. The Adviser is a wholly-owned subsidiary of Jackson National Life which, in turn, is wholly owned by Prudential plc, a life insurance company in the United Kingdom. The Adviser also serves as the Trust's Administrator. Jackson National Life Distributors, Inc. ("Distributors"), whose address is 401 Wilshire Boulevard, Santa Monica, California 90401, is the principal underwriter of the Shares of each Series of the Trust. Distributors is a wholly-owned subsidiary of Jackson National Life.

         Under the Investment Advisory Agreement, the Adviser may delegate certain of its duties to a sub-adviser. The Investment Advisory Agreement further provides that the Adviser is solely responsible for payment of any fees or other charges arising from such delegation.

   INFORMATION REGARDING PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT WITH JANUS

         Currently Janus serves as the sub-adviser to the JNL/Janus Aggressive Growth Series, the JNL/Janus Balanced Series, the JNL/Janus Capital Growth Series, the JNL/Janus Global Equities Series and the JNL/Janus Growth & Income Series pursuant to an Investment Sub-Advisory Agreement between the Adviser and Janus.

         The following chart lists the date of each Current Sub-Advisory Agreement, the date it was last considered and renewed or approved by the trustees and the date on which it was last approved by shareholders.

--------------------- ---------------- ------------------- ------------------------
                          DATE OF
                          CURRENT
                       SUB-ADVISORY        DATE LAST
                         AGREEMENT        APPROVED BY       DATE LAST APPROVED BY
   NAME OF SERIES                           TRUSTEES            SHAREHOLDERS
--------------------- ---------------- ------------------- ------------------------
--------------------- ---------------- ------------------- ------------------------
JNL/Janus
Aggressive Growth         1/31/01           11/9/00                7/24/96
Series
--------------------- ---------------- ------------------- ------------------------
--------------------- ---------------- ------------------- ------------------------
JNL/Janus Balanced
Series                    1/31/01           11/9/00                5/1/00

--------------------- ---------------- ------------------- ------------------------
--------------------- ---------------- ------------------- ------------------------
JNL/Janus Capital
Growth Series             1/31/01           11/9/00                7/24/96
--------------------- ---------------- ------------------- ------------------------
--------------------- ---------------- ------------------- ------------------------
JNL/Janus Global
Equities Series           1/31/01           11/9/00                7/24/96
--------------------- ---------------- ------------------- ------------------------
--------------------- ---------------- ------------------- ------------------------
JNL/Janus Growth
and Income Series         1/31/01           11/9/00                4/20/00
--------------------- ---------------- ------------------- ------------------------

MANAGEMENT OF JANUS
         Janus is a Colorado corporation which has been in business since 1978. It serves as investment adviser or sub-adviser to various investment companies (including the Series) and to separately managed accounts.

     The principal executive officer of Janus is Thomas H. Bailey. The directors of Janus are Mr. Bailey, Helen Young Hayes, Michael E. Herman, Thomas A. McDonnell, Landon H. Rowland, and Michael Stolper. The address and principal occupation of each director are set out in the table below.

------------------------ ------------------------- -------------------------------
DIRECTOR                 ADDRESS                   PRINCIPAL OCCUPATION
------------------------ ------------------------- -------------------------------
------------------------ ------------------------- -------------------------------
Thomas H. Bailey         100 Fillmore Street       Director, President, Chairman
                         Denver, CO 80206          and Chief Executive Officer
                                                   of Janus

------------------------ ------------------------- -------------------------------
------------------------ ------------------------- -------------------------------
Helen Young Hayes        100 Fillmore Street       Director and Vice President
                         Denver, CO 80206          of Janus; officer of various
                                                   investment companies advised
                                                   by Janus

------------------------ ------------------------- -------------------------------
------------------------ ------------------------- -------------------------------
Michael E. Herman        6201 Ward Parkway         Private Investor
                         Kansas City, MO 64113

------------------------ ------------------------- -------------------------------
------------------------ ------------------------- -------------------------------
Thomas A. McDonnell      DST Systems, Inc.         President and Chief Executive
                         333 West 11th Street      Officer of DST Systems, Inc.,
                         Kansas City, MO 64105     an affiliate of Janus

------------------------ ------------------------- -------------------------------
------------------------ ------------------------- -------------------------------
Landon H. Rowland        Stillwell     Financial,  Chairman, President and Chief
                         Inc.                      Executive Officer of
                         920 Main Street           Stillwell Financial, Inc., an
                         Kansas City, MO 64105     affiliate of Janus

------------------------ ------------------------- -------------------------------
------------------------ ------------------------- -------------------------------
Michael Stolper          Stolper & Co., Inc.       President of Stolper & Co.,
                         600 West Broadway         an investment advisory firm
                         San Diego, CA 92101
------------------------ ------------------------- -------------------------------

         Mr. Bailey sold an approximately 6% stake in Janus to Stilwell in a sale that closed on May 1, 2001. The value of such sale was approximately $610,000,000 (including applicable interest).

THE CHANGE OF CONTROL OF JANUS
         Stilwell Financial Inc. ("Stilwell"), located at 920 Main Street, Kansas City, MO 64108-2008, owned, prior to the transaction described immediately below, 91.6% of the outstanding voting shares of Janus. Stilwell is a publicly traded holding company with principal operations in the financial asset management business.

         On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus, exercised certain rights under a Stock Purchase agreement dated April 13, 1984 with Stilwell, as amended ("Stock Agreement"), to sell his remaining 6.2% stake in Janus to Stilwell at a formula price (the "Transaction"). Stilwell and Mr. Bailey closed the Transaction on November 9, 2001 for a total purchase price of $603,320,333 (including applicable interest). Stilwell now owns approximately 98% of the outstanding voting shares of Janus.

         Under the Stock Agreement, Mr. Bailey has certain management rights, including the right to select a majority of Janus' board of directors, subject to Stilwell's consent, which cannot be unreasonably withheld. These contractual rights will terminate on or about March 28, 2002. Subsequent to that date, it is anticipated that the operation of Janus and day to day management of the Series by Janus as sub-adviser will remain largely unchanged. In particular, Stilwell and Mr. Bailey have advised the trustees of the various investment companies directly managed by Janus (the "Janus Trustees") that both parties anticipate that Mr. Bailey will maintain his position as Chief Executive Officer of Janus and his seat on the Janus board of directors for the foreseeable future.

         Each Series is registered and regulated as an investment company under the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act provides that an investment company's investment advisory or sub-advisory agreement terminates automatically upon its "assignment." The 1940 Act provides a rebuttable assumption that an owner of less than 25% of the outstanding shares of an entity does not control the entity. Stilwell and Janus have advised the Janus Trustees that they do not believe that consummation of the Transaction will cause an assignment of Janus' current investment advisory agreements, including the Current Sub-Advisory Agreement between the Adviser and Janus with respect to the JNL Series Trust. However, in light of Mr. Bailey's management rights under the Stock Agreement, and to avoid any uncertainty about the status of the Current Sub-Advisory agreements as a result of the Transaction, the JNL Series Trust Trustees believe that it is prudent and in the best interest of the Trust and each Series to obtain shareholder approval of the New Sub-Advisory Agreement.

         MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENT
         The New Sub-Advisory Agreement is the same in all materials respects as the Current Sub-Advisory Agreement. The initial term of the New Sub-Advisory Agreement will reflect the date on which Mr. Bailey ceases to have any contractual right to select the majority of Janus' board of directors (currently anticipated to be on or about March 28, 2002).

         A form of the New Sub-Advisory Agreement for the Series of the Trust is attached to this proxy statement as Exhibit A. Under the New Sub-Advisory Agreement, Janus will continue to provide sub-advisory services to each Series, including making decisions regarding the acquisitions, holding or disposition of securities or other assets that a Series may own or contemplate acquiring from time to time. All services under the New Sub-Advisory Agreement must be provided in accordance with the provisions of the 1940 Act and any rules and regulations thereunder, the Securities Act of 1933 and any rules and regulations there under, the Internal Revenue Code, any other applicable provisions of law, the Trust's trust instrument, the Trust's by-laws, and policies adopted by the trustees and the investment policies of each Series adopted by the trustees and the investment policies of each Series as disclosed in the Trust's registration statement on file with the Securities and Exchange Commission ("SEC"), as amended from time to time.

       As compensation for its services, Janus will be entitled to receive from the Adviser with respect to each Series fees calculated as a percentage of each Series' average daily net assets. Fees under the New Sub-Advisory Agreement will be calculated at the same rate as those incurred under the Current Sub-Advisory Agreement. The annual rate paid by the Adviser with respect to each Series is set forth below.

                                       SUB-ADVISORY FEE UNDER CURRENT AND
NAME OF SERIES                         NEW SUB-ADVISORY AGREEMENT
-------------------------------------- -----------------------------------------
-------------------------------------- --------------------------- -------------
JNL/Janus Aggressive Growth Series     $0 to $100 million            .55%
                                       $100 million to $500          .50%
                                       million
                                       Amounts over $500 million     .45%

JNL/Janus Balanced Series              $0 to $100 million            .55%
                                       $100 million to $500          .50%
                                       million
                                       Amounts over $500 million     .45%

JNL/Janus Capital Growth Series        $0 to $100 million            .55%
                                       $100 million to $500          .50%
                                       million
                                       Amounts over $500 million     .45%

JNL/Janus Global Equities Series       $0 to $100 million            .55%
                                       $100 million to $500          .50%
                                       million
                                       Amounts over $500 million     .45%

JNL/Janus Growth & Income Series       $0 to $100 million            .55%
                                       $100 million to $500          .50%
                                       million
                                       Amounts over $500 million     .45%

         Unless modified or terminated, the New Sub-Advisory Agreement will continue with respect to each Series for two years, and thereafter from year to year but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Trustees who are not parties to such agreements or interested parties of any such party or by the affirmative vote if a majority of the outstanding Shares of the applicable Series. The New Sub-Advisory Agreement also provides that it may be terminated at any time without penalty upon 60 days' notice by the Trust or Adviser or on 90 days' written notice by Janus. The agreement automatically terminates in the event of its assignment.

         Fees paid to Janus by the Adviser under the Current Sub-Advisory Agreement for the year ended December 31, 2001, were as follows:





Series                                      Sub-Advisory Fee
--------------------------------------------------------------------------------

JNL/Janus Aggressive Growth Series                        $2,735,772
JNL/Janus Balanced Series                                 $354,614
JNL/Janus Capital Growth Series                           $1,723,541
JNL/Janus Global Equities Series                          $2,494,897
JNL/Janus Growth & Income Series                          $111,716


         Janus acts as investment adviser/sub-adviser to other investment companies with investment objectives similar to the Series. Information related to these similar investment companies is set forth in Exhibit B.

         BOARD OF TRUSTEES' EVALUATION
         The Trustees have considered several factors relating to the New Sub-Advisory Agreement with Janus and have determined that it would be in the best interest of the Trust, each Series and their Shareholders that the New Sub-Advisory agreement with Janus be approved to permit Janus to continue to serve as each Series' sub-adviser. In making this determination, the Trustees considered Janus' qualifications as an investment sub-adviser, the sub-adviser's performance history, the nature of the services provided to each Series by Janus and Janus' investment strategy. The Trustees also considered the fact the Transaction is not expected to result in any changes to the investment philosophy at Janus or the management by Janus of each Series' investments. The Trustees approved the sub-advisory fee to be paid and determined the New Sub-Advisory Agreement and the proposed sub-advisory fees are reasonable and fair, and the appointment of Janus is in the best interests of the Shareholders of each Series.

         BOARD OF TRUSTEES' RECOMMENDATION
         The Trustees, including all of the independent Trustees, recommend that Shareholders vote FOR the Proposal.

         In the event that the shareholders of any Series have not approved the New Sub-Advisory Agreement for their Series at the time of the expiration of Mr. Bailey's contractual management rights, Janus will enter into an interim advisory agreement for that Series pursuant to Rule 15a-4 under the 1940 Act, which will take effect immediately following expiration. The interim sub-advisory agreement for a Series will be in substantially the form of the proposed New Sub-Advisory Agreement for the Series but also will include certain provisions required by Rule 15a-4 (such as a maximum term of 150 days, a provision that the trustees or a majority of the Series' shareholders may terminate the agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by Janus thereunder will be held in an interest-bearing escrow account until shareholder approval of the New Sub-Advisory Agreement is obtained, after which the amount in the escrow account (together with any interest) will be paid to Janus). If a Series has not received the requisite shareholder approval for the New Sub-Advisory Agreement within 150 days after the expiration of Mr. Bailey's contractual management rights, the Trustees will consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

         BROKERAGE SERVICES
         All orders for the purchase or sale of a Series' portfolio securities are placed on behalf of each Series by Janus pursuant to authority contained in the Series' Current and New Sub-Advisory Agreements. Janus' policy is to seek "best execution" on each trade.

         The Trustees of the JNL Series Trust have adopted, and shareholders approved on October 10, 2000, a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the 1940 Act. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust, by directing portfolio brokerage transactions to brokers that agree to permit recapture by Distributors of a portion of the commission paid on the transaction. The 12b-1 fee is only paid to the extent that the commission is recaptured. These recaptured amounts are used by Distributors to help pay a portion of the expenses of some of the following activities:

o Developing, preparing, printing, and mailing advertisements, sales literature and other promotional materials.
o Holding and participating in seminars and sales meetings designed to promote the distribution of shares.
o Obtaining information and providing explanations to Variable Contract owners regarding the Series investment options and policies and other information about the Trust and its Series, including the performance of the Series.

     The chart below sets forth the aggregate brokerage commissions paid by each Series during the nine months ended September 30, 2001, to brokers who agreed to the recapture of a portion of such commissions by Distributors under the Plan, the dollar amount of such brokerage commissions recaptured by Distributors to pay expenses under the Plan, and amount such recaptured amounts represent as a percentage of the net assets of the Series at September 30, 2001.

-------------------------------- ------------------- ------------------- -------------
                                                                         Recaptured
                                                                         Amount As
                                 Plan Commissions                        Percentage
                                 Paid by Series      Dollar Amount       of Series
Series                                               Recaptured          Net Assets
-------------------------------- ------------------- ------------------- -------------
-------------------------------- ------------------- ------------------- -------------
JNL/Janus Aggressive Growth      $115,110            76,740              0.02%
Series
-------------------------------- ------------------- ------------------- -------------
-------------------------------- ------------------- ------------------- -------------
JNL/Janus Balanced Series        $8,639              5,759               0.01%
-------------------------------- ------------------- ------------------- -------------
-------------------------------- ------------------- ------------------- -------------
JNL/Janus Capital Growth Series  $43,162             28,775              0.01%
-------------------------------- ------------------- ------------------- -------------
-------------------------------- ------------------- ------------------- -------------
JNL/Janus Global Equities        $70,804             47,202              0.01%
Series
-------------------------------- ------------------- ------------------- -------------
-------------------------------- ------------------- ------------------- -------------
JNL/Janus Growth & Income Series $2,700              1,800               0.01%
-------------------------------- ------------------- ------------------- -------------

         OTHER BUSINESS
         The Trustees do not intend to present, and do not have reason to believe that others will present, any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accord with the judgment of the persons acting under proxies.

         SHAREHOLDER PROPOSALS
         The Trust does not hold regular meetings of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of Shareholders should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

         Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of Shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

         SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the Trust, the Adviser or officers or employees of Jackson National Life Insurance Company.

         The Trust's Administrator has retained the services of MIS, 61 Accord Park Drive, Norwell, MA 02061 to assist in the solicitation of voting instructions. The anticipated cost of the services to be provided by MIS is approximately $[_______].

         The costs of printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of Contract owner voting instructions, will be paid by Janus. The Trust does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

         PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS
                      CARD IS REQUESTED. A SELF-ADDRESSED,
             POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                              By Order of the Board of Trustees,
                                              [OBJECT OMITTED]

                                              THOMAS J.  MEYER,

                                              Secretary

EXHIBIT A

                                                        MARKED TO SHOW CHANGES
                                                        FROM CURRENT INVESTMENT
                                                        SUB-ADVISORY AGREEMENT.


                        INVESTMENT SUB-ADVISORY AGREEMENT



          This AGREEMENT is effective this day of 2002, by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and JANUS CAPITAL CORPORATION, a Colorado corporation and registered investment adviser ("Sub-Adviser").


          WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

          WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (each a "Fund" and collectively the "Funds").

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

     2. Delivery of Documents and Information.

          (a) Adviser has furnished Sub-Adviser with copies properly certified or authenticated of each of the following:

                    (i) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

                    (ii) the Trust's By-Laws and amendments thereto;

                    (iii)resolutions   of  the   Trust's   Board   of   Trustees
                         authorizing the appointment of Sub-Adviser and approving this Agreement and resolutions of the Trust's Board of Trustees which may affect the duties of Adviser or Sub-Adviser;

                    (iv) the Trust's  Notification  of Registration on Form N-8A
                         under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

                    (v) the Trust's Registration Statement on Form N-IA under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds (the "Registration Statement"),

                    (vi) the Trust's  most recent  prospectus  and  Statement of
                         Additional Information for the Funds (collectively called the "Prospectus"); and

                    (vii)a copy of the  Trust's  agreement  with  the  Custodian
                         (the "Custodian") designated to hold the assets in the Trust and any modification to such agreement (the "Custody Agreement"). The Funds' assets shall be maintained in the custody of the Custodian and in accordance with the Custody Agreement. Any assets added to the Funds shall be delivered directly to the Custodian. Sub-Adviser shall have no liability for the acts or omissions of the Custodian.

          (b) Adviser also will furnish the Sub-Adviser from time to time with the following:

               (i) copies of all amendments of or supplements to the documents set forth in Section 2(a) above, before or at the time the amendments or supplements become effective;

               (ii) timely information regarding such matters as the composition of assets in the Funds, cash requirements and cash available for investment in the Funds, and any information as may be reasonably necessary for Sub-Adviser to perform its responsibilities in connection with this Agreement, including without limitation, information relating to Adviser's liquidity procedures, cross-trade procedures and any other procedures;

               (iii)certified  copies of any  financial  statements  or  reports prepared for the Trust, including the Funds, by certified or independent public accountants, and copies of any financial statements or reports made by the Funds to their shareholders or to any governmental body or securities exchange; and

               (iv) any further  materials or information  which Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

         3. Management. Subject always to the supervision of Trust's Board of
            ----------
Trustees and the Adviser, Sub-Adviser will have exclusive authority to furnish an investment program in respect of, and to make investment decisions for, all assets of the Funds and without prior consultation with the Adviser, to buy, sell, lend, and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Funds, and except as otherwise provided in this Agreement, without regard to the length of time the securities and investment instruments have been held and the resulting rate of portfolio turnover or any tax considerations. Subject to the investment objectives, policies, and restrictions concerning the Funds set forth in the Declaration of Trust and By-Laws and in the Registration Statement, the Funds may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as Sub-Adviser shall determine. In the performance of its duties, Sub-Adviser will monitor the Funds' investments, and will comply with the provisions of Trust's Declaration of Trust and By Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds. Sub-Adviser and Adviser will each be available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Funds.

                  Sub-Adviser represents the following:

                  (a)Sub-Adviser is a corporation duly organized, validly existing and in good standing as a corporation under the laws of the State of Colorado.

                  (b)Sub-Adviser has all requisite corporate power and authority under the laws of Colorado and federal securities laws to execute, deliver, and perform this Agreement.

                  (c)All necessary corporate proceedings of Sub-Adviser have been duly taken to authorize the execution, delivery and performance of this Agreement by Sub-Adviser.

                  (d)Sub-Adviser is a registered investment adviser under the Investment Adviser's Act of 1940.

                  (e)Sub-Adviser will conform with all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects.

                  (f) Sub-Adviser will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer selected by Sub-Adviser. Purchase or sell orders for the Funds may be aggregated with contemporaneous purchase or sell orders of other clients of Sub-Adviser. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. Sub-Adviser may pay a broker or dealer a commission for effecting a securities transaction in excess of the commission or dealer spread another broker or dealer would have charged for effecting that transaction if Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which Sub-Adviser and its affiliates have with respect to the funds and to accounts over which they exercise investment discretion, and not all such services or products may be used by Sub-Adviser in managing the Funds. Portfolio securities may be purchased from or sold to the Adviser, Sub-Adviser or any affiliated person of either the Trust, Adviser, or Sub-Adviser, as may be permitted under the 1940 Act.

                  (g)Sub-Adviser will report regularly to Adviser and to the Board of Trustees and will be available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Adviser.

                  (h)Sub-Adviser will prepare and maintain such books and records with respect to the Funds' securities transactions and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as may be mutually agreed upon. The preparation and filing of Schedule 13G and Form 13F on behalf of the Funds shall be the responsibility of Sub-Adviser.

                  (i) Sub-Adviser will treat confidentially and as proprietary information of Trust all such records and other information relative to Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal penalties or contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust; and

                  (j)Sub-Adviser will vote proxies received in connection with securities held by the Funds.

         4.       Representations of Adviser. Adviser represents the following:
                  --------------------------

                  (a)Adviser is a corporation duly organized, validly existing, and in good standing as a corporation under the laws of Michigan.

                  (b)Adviser has all requisite corporate power and authority under the laws of Michigan and under federal securities laws to execute, deliver and perform this Agreement.

                  (c)All necessary corporate proceedings of Adviser and the Funds have been duly taken to authorize the execution, delivery and performance of this Agreement by Adviser.

                  (d)Adviser is a registered investment adviser under the Investment Adviser's Act of 1940.

                  (e)Adviser has received a copy of Sub-Adviser's most recent Form ADV as filed with the SEC.

         5. Confidentiality and Proprietary Rights. Adviser will not directly,
            --------------------------------------
or indirectly, and will not permit its employees, officers, directors, agents, contractors, and the Funds to, in any form or by any means, use, disclose, or furnish, to any person or entity, records or information concerning the business of Sub-Adviser, except as necessary for the performance of its duties under this Agreement or its Investment Management Agreement with the Trust. Sub-Adviser is the sole owner of the name and mark "Janus." Adviser shall not, and shall use its best efforts to cause the Funds not to, without prior written consent of Sub-Adviser, use the name and mark "Janus" or make representations regarding the Sub-Adviser or its affiliates. Upon termination of this Agreement for any reason, Investment Manager shall immediately cease, and shall use its best efforts to cause the Funds to immediately cease, all use of any Janus mark.

         6. Expenses. Adviser shall assume and pay all its organizational,
            ---------
operational, and business expenses not specifically assumed or agreed to be paid by Sub-Adviser pursuant to this Agreement, including, without limitation, (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Funds; and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of Adviser. Adviser and Sub-Adviser shall not be considered as partners or participants in a joint venture. Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement to the extent not assumed by Adviser above, and will not be obligated to pay any expenses of Adviser, the Trust, or the Funds. Subject to the foregoing, during the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.


          7. Books and Records. In compliance with the requirements of Rule
             -----------------
31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records maintained and preserved pursuant to the provisions of Rules 31a-1 and 31a-2 which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Sub-Adviser under the 1940 Act.

          8. Compensation.  For the services  provided and the expenses  assumed
             ------------
pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly, in accordance with Schedule
 B hereto.

          9. Services to Others. Adviser understands, and has advised the
             ------------------
Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Funds and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments selected for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the participating Fund(s) may obtain in a particular security. In addition, Adviser understands, and has advised Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

          This Agreement shall not in any way limit or restrict Sub-Adviser, its affiliates, or any of its directors, officers, employees, or agents from buying, selling, or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting. Sub-Adviser shall for purposes of this Agreement be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Funds or Adviser in any way or otherwise be deemed an agent of the Funds or Adviser other than in furtherance of its duties and responsibilities set forth in this Agreement. Sub-Adviser shall not be subject to any written code of ethics adopted pursuant to Rule 17j-l(b) of the 1940 Act, unless such code is specifically adopted by Sub-Adviser.

          10. Limitation of Liability. Except as may otherwise be provided by
              ------------------------
federal securities laws, Adviser will not take any action against Sub-Adviser to hold Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Sub-Adviser's duties under this Agreement, including, without limitation, any loss in connection with pricing, except for a loss resulting from Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         Adviser and the Funds shall hold harmless and indemnify Sub-Adviser for any loss, liability, cost, damage, or expense (including reasonable attorneys' fees and costs) relating to the Funds arising from any claim or demand by any past or present shareholder of the Funds that is not based upon the activities provided by Sub-Adviser pursuant to this Agreement. Adviser acknowledges and agrees that Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Funds or that the Funds will perform comparably with any standard or index, including other clients of Sub-Adviser, whether public or private.

          11. Indemnification. Adviser and the Sub-Adviser each agree to
              ---------------
indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys' fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.


         12.  Duration and  Termination.  This  Agreement will become  effective
              -------------------------
upon execution and, unless sooner terminated as provided herein, will continue in effect for two years from such date.


         Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice to Sub-Adviser by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. This Agreement may also be terminated as to a Fund at any time, without the payment of any penalty, on ninety days' written notice by the Adviser or Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms majority of the outstanding voting "securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.)

          13. Amendment of this Agreement. No provision of this Agreement may be
              ---------------------------
changed, waived, discharged or terminated, except as required by applicable law, and only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         14.  Notice.  Any notice under this Agreement shall be in writing,
              ------
addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

         15. Miscellaneous. The captions in this Agreement are included for
             -------------
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

         The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of Trust personally, but bind only the assets of Trust, and persons dealing with the Fund must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against Trust.

         16. Applicable Law. This Agreement  shall be construed in accordance
             ---------------
with applicable  federal law and the substantive laws of the State of Michigan.


         IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this ____ day of _________, 2002.


                           JACKSON NATIONAL ASSET MANAGEMENT, LLC
                           By: ___________________________
                           Name: Andrew B. Hopping
                                ---------------------------
                           Title:   President
                                 --------------------------

                           JANUS CAPITAL CORPORATION
                           By:
                              ------------------------------

                           Name:
                                ----------------------------

                           Title:
                                 ---------------------------

                                   SCHEDULE A

                                     , 2002

                                     (FUNDS)

                     JNL/Janus Balanced Series
                     JNL/Janus Aggressive Growth Series
                     JNL/Janus Capital Growth Series
                     JNL/Janus Global Equities Series
                     JNL/Janus Growth & Income Series

                                   SCHEDULE B

                                     , 2002

                                 (Compensation)

JNL/Janus Capital Growth Series

AVERAGE DAILY NET ASSETS                                      ANNUAL RATE
------------------------                                      -----------
$0 to $100 million                                            .55%
$100 million to $500 million                                  .50%
Amounts over $500 million                                     .45%

JNL/Janus Aggressive Growth Series

AVERAGE DAILY NET ASSETS                                      ANNUAL RATE
------------------------                                      -----------
$0 to $100 million                                            .55%
$100 million to $500 million                                  .50%
Amounts over $500 million                                     .45%

JNL/Janus Global Equities Series

AVERAGE DAILY NET ASSETS                                      ANNUAL RATE
------------------------                                      -----------
$0 to $100 million                                            .55%
$100 million to $500 million                                  .50%
Amounts over $500 million                                     .45%

JNL/Janus Balanced Series

AVERAGE DAILY NET ASSETS                                      ANNUAL RATE
------------------------                                      -----------
$0 to $100 million                                            .55%
$100 million to $500 million                                  .50%
Amounts over $500 million                                     .45%

JNL/Janus Growth & Income Series

AVERAGE DAILY NET ASSETS                                      ANNUAL RATE
------------------------                                      -----------
$0 to $100 million                                            .55%
$100 million to $500 million                                  .50%
Amounts over $500 million                                     .45%

EXHIBIT B

FUNDS ADVISED/SUB-ADVISED BY JANUS
Table One shows funds advised or sub-advised by Janus that have investment objectives similar to JNL/Janus Aggressive Growth Series and JNL/Janus Capital Growth Series.

Table Two shows other funds advised or sub-advised by Janus that have investment objectives similar to JNL/Janus Global Equities Series.

Table Three shows other funds advised or sub-advised by Janus that have investment objectives similar to JNL/Janus Growth and Income Series.

Table Four shows other funds advised or sub-advised by Janus that have investment objectives similar to JNL/Janus Balanced Series.
--------------------------------------------------------------------------------

TABLE ONE - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR LONG-TERM CAPITAL APPRECIATION


                                                  Net Assets (Millions)              Advisory Fee
Name of Fund                                      as of September 30, 2001   (% of average daily net assets)
--------------------------------------------------------------------------------------------------------------------AAL
Variable Product Series Fund,                  $     6.7                        0.55% first $100 million*
 Inc. --                                                                        0.50% next $400 million
AAL Aggressive Growth Portfolio                                                 0.45% over $500 million

The AAL Mutual Funds --                        $    39.5                        0.55% first $100 million*
AAL Aggressive Growth Fund                                                      0.50% next $400 million
                                                                                0.45% over $500 million

American Skandia Trust --                      $   543.0                        0.50% on all assets*
AST Janus Overseas Growth Portfolio

American Skandia Trust --                      $    52.2                        0.55% first $100 million*
AST Janus Mid-Cap Growth Portfolio                                              0.50% next $400 million
                                                                                0.45% next $1.5 billion
                                                                                0.40% next $3 billion
                                                                                0.375% next $5 billion
                                                                                0.35%over $10 billion

American Skandia Trust --                      $    29.7                        0.55% first $100 million*
AST Janus Strategic Value Portfolio                                             0.50% next $400 million
                                                                                0.45% next $1.5 billion
                                                                                0.40% next $3 billion
                                                                                0.375% next $5 billion
                                                                                0.35% over $10 billion

---------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

TABLE ONE - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR LONG-TERM CAPITAL APPRECIATION (CONTINUED)


                                                  Net Assets (Millions)              Advisory Fee
Name of Fund                                      as of September 30, 2001   (% of average daily net assets)
--------------------------------------------------------------------------------------------------------------------
American Skandia Advisor Funds,                   $ 1,035.6                     0.50% first $500 million*
 Inc. --                                                                        0.45% next $500 million
ASAF Janus Capital Growth Fund                                                  0.40% next $4 billion
                                                                                0.35% over $5 billion

American Skandia Advisor Funds,                   $   250.0                     0.50% on all assets*
 Inc. --
ASAF Janus Overseas Growth Fund

American Skandia Advisor Funds,                   $    19.2                     0.55% first $100 million*
 Inc. --                                                                        0.50% next $400 million
ASAF Janus Mid-Cap Growth Fund                                                  0.45% next $1.5 billion
                                                                                0.40% next $3 billion
                                                                                0.375% next $5 billion
                                                                                0.35% over $10 billion

The GCG Trust --                                  $   979.7                     0.55% first $100 million*
Growth Portfolio                                                                0.50% next $400 million
                                                                                0.45% over $500 million
                                                                                0.425% next $2 billion
                                                                                0.40% over $3 billion

---------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

TABLE ONE - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR LONG-TERM CAPITAL APPRECIATION (CONTINUED)

                                                  Net Assets (Millions)              Advisory Fee
Name of Fund                                      as of September 30, 2001   (% of average daily net assets)
--------------------------------------------------------------------------------------------------------------------
The GCG Trust --                                  $    19.5                   0.55% first $100 million*
Special Situations Portfolio                                                  0.50% next $400 million
                                                                              0.45% over $500 million

IDEX Mutual Funds --                              $   167.1                   0.50% first $750 million*+
IDEX Janus Capital Appreciation Fund                                          0.45% next $250 million
                                                                              0.425% over $1 billion

Janus Core Equity Fund                            $   711.0                   0.65%
Janus Enterprise Fund                             $ 2,945.3                   0.65%
Janus Global Life Sciences Fund                   $ 2,375.5                   0.65%
Janus Global Technology Fund                      $ 1,968.7                   0.65%
Janus Global Value Fund                           $    56.4                   0.65%
Janus Mercury Fund                                $ 7,875.7                   0.65%
Janus Olympus Fund                                $ 2,942.9                   0.65%
Janus Orion Fund                                  $   561.6                   0.65%
Janus Overseas Fund                               $ 4,868.5                   0.65%
Janus Special Situations Fund                     $   907.0                   0.65%
Janus Strategic Value Fund                        $ 1,877.7                   0.65%
Janus Twenty Fund                                 $14,362.7                   0.65%
Janus Venture Fund                                $   966.1                   0.65%
Janus Aspen Aggressive Growth                     $ 1,973.8                   0.65%
  Portfolio
Janus Aspen Capital Appreciation                  $ 1,126.6                   0.65%
  Portfolio
Janus Aspen Core Equity Portfolio                 $    12.6                   0.65%++
Janus Aspen Global Life Sciences                  $    42.4                   0.65%++
  Portfolio

---------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
+ For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.50% of the fund's daily net assets.
++ Janus has agreed by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).

TABLE ONE - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR LONG-TERM CAPITAL APPRECIATION (CONTINUED)

                                                     Net Assets (Millions)              Advisory Fee
Name of Fund                                         as of September 30, 2001  (% of average daily net assets)
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology                        $   204.1                  0.65%++
  Portfolio
Janus Aspen Global Value Fund                        $     1.8                  0.65%++
Janus Aspen International Growth Fund                $ 1,232.6                  0.65%
Janus Aspen Strategic Value Portfolio                $    13.4                  0.65%++
Janus Adviser Aggressive Growth Fund                 $   262.0                  0.65%#
Janus Adviser Capital Appreciation                   $   221.6                  0.65%#
  Fund
Janus Adviser Core Equity Fund                       $     7.5                  0.65%#
Janus Adviser Global Value Fund                      $     1.8                  0.65%##
Janus Adviser International Fund                     $   386.9                  0.65%#
Janus Adviser Strategic Value Fund                   $     4.4                  0.65%##

John Hancock Variable Series Trust                   $   212.5                  0.55% first $100 million*
 I --                                                                           0.50% next $400 million
Mid Cap Growth Fund                                                             0.45% over $500 million

Manufacturers Investment Trust --                    $   109.1                  0.55% first $100 million*
Dynamic Growth Trust                                                            0.50% next $400 million
                                                                                0.45% over $500 million

MassMutual Institutional Funds --                    $   121.1                  0.55% first $100 million*
MassMutual Aggressive Growth Fund                                               0.50% next $400 million
                                                                                0.45% over $500 million

---------------
++ Janus has agreed by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).
# Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.
##   Until at least the next annual renewal of the advisory agreement
       (anticipated to be on or around July 1, 2002), provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

TABLE ONE - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR LONG-TERM CAPITAL APPRECIATION (CONTINUED)

                                                     Net Assets (Millions)              Advisory Fee
Name of Fund                                        as of September 30, 2001   (% of average daily net assets)
--------------------------------------------------------------------------------------------------------------------
Metropolitan Series Fund, Inc. --                   $   930.5                   0.55% first $100 million*
Janus Mid-Cap Portfolio                                                         0.50% next $400 million
                                                                                0.45% over $500 million

Met Investors Series Trust --                       $     7.8                   0.55% first $100 million*
Janus Aggressive Growth Portfolio                                               0.50% next $400 million
                                                                                0.45% over $500 million

Ohio National Fund, Inc. --                         $    14.1                   0.55% first $100 million*
Aggressive Growth Portfolio                                                     0.50% next $400 million
                                                                                0.45% over $500 million

Pacific Select Fund --                              $ 2,076.0                   0.55% first $100 million*
Growth LT Portfolio                                                             0.50% next $400 million
                                                                                0.45% over $500 million

Pacific Select Fund --                              $    42.5                   0.55% first $100 million*
Focused 30 Portfolio                                                            0.50% next $400 million
                                                                                0.45% over $500 million

Pacific Select Fund --                             $    67.0                    0.55% first $100 million*
Strategic Value Portfolio                                                       0.50% next $400 million
                                                                                0.45% over $500 million

The Phoenix Edge Series Fund --                    $    18.6                    0.55% first $100 million*
Phoenix-Janus Core Equity Series                                                0.50% next $400 million
                                                                                0.45% over $500 million

The Travelers Series Trust --                      $ 1,188.9                    0.55% first $100 million*
Capital Appreciation Fund                                                       0.50% next $400 million
                                                                                0.45% over $500 million

WM Group of Funds --                               $   568.0                    0.55% first $25 million*
Growth Fund                                                                     0.50% next $475 million
                                                                                0.45% over $500 million

WM Variable Trust --                               $   158.1                    0.55% first $25 million*
Growth Fund                                                                     0.50% next $475 million
                                                                                0.45% over $500 million


---------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

TABLE TWO - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL CONSISTENT WITH THE PRESERVATION OF CAPITAL

                                                     Net Assets (Millions)              Advisory Fee
Name of Fund                                       as of September 30, 2001    (% of average daily net assets)
--------------------------------------------------------------------------------------------------------------------
Aegon/Transamerica Series Fund, Inc. --           $   988.9                     *
Janus Global Portfolio

American Skandia Trust --                         $ 2,149.1                     0.50% first $500 million+
JanCap Growth Portfolio                                                          0.45% next $500 million
                                                                                0.40% next $4 billion
                                                                                0.35% over $5 billion

IDEX Mutual Funds --                              $   884.3                     0.50% first $750 million+
IDEX Janus Global Fund                                                          0.45% next $250 million
                                                                                0.425% over $1 billion

Janus Fund                                        $23,323.4                     0.65%
Janus Fund 2                                      $   362.4                     0.65%
Janus Worldwide Fund                              $19,956.7                     0.65%
Janus Aspen Growth Portfolio                      $ 2,388.4                     0.65%
Janus Aspen Worldwide Growth Portfolio            $ 5,248.5                     0.65%
Janus Adviser Growth Fund                         $   221.5                     0.65%++
Janus Adviser Worldwide Fund                      $   838.4                     0.65%++

Lincoln National Capital Appreciation             $ 1,002.8                     0.55% first $100 million+
 Fund, Inc. --                                                                  0.50% next $400 million
Capital Appreciation Fund                                                       0.45% over $500 million

Metropolitan Series Fund, Inc. --                 $     6.3                     0.55% first $100 million+
Janus Growth Portfolio                                                          0.50% next $400 million
                                                                                0.45% over $500 million

---------------
* Janus receives a fee equal to 50% of the fee received by the primary investment adviser.
+ Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
++ Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

TABLE THREE - FUNDS SEEKING LONG-TERM CAPITAL GROWTH AND CURRENT INCOME

                                        Net Assets (Millions)                            Advisory Fee
Name of Fund                            as of September 30, 2001                 % of average daily net assets)
--------------------------------------------------------------------------------------------------------------------
The GCG Trust --                         $    66.0                              0.55% first $100 million*
Growth and Income Portfolio                                                     0.50% next $400 million
                                                                                0.45% over $500 million

IDEX Mutual Funds --                     $    18.6                              0.55% first $100 million*+
IDEX Janus Growth and Income Fund                                               0.50% next $400 million
                                                                                0.45% over $500 million

Janus Growth and Income Fund             $ 6,352.9                              0.65%
Janus Aspen Growth and Income Portfolio  $   157.8                              0.65%
Janus Adviser Growth and Income Fund     $    41.5                              0.65%++

Scudder Variable Series II --            $   132.8                              0.55% first $100 million*
SVS Growth and Income Portfolio                                                 0.50% next $400 million
                                                                                0.45% over $500 million

---------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
+ For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.40% of the fund's daily net assets.
++ Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

TABLE FOUR - FUNDS SEEKING LONG-TERM CAPITAL GROWTH, CONSISTENT WITH PRESERVATION OF CAPITAL AND BALANCED BY CURRENT INCOME

                                        Net Assets (Millions)                Advisory Fee
Name of Fund                            as of September 30, 2001      (% of average daily net assets)
--------------------------------------------------------------------------------------------------------------------
IDEX Mutual Funds --                       $   469.5                   0.50% first $750 million*+
IDEX Janus Balanced Fund                                               0.45% next $250 million
                                                                       0.425% over $1 billion
Janus Balanced Fund                        $ 4,323.5                   0.65%
Janus Aspen Balanced Portfolio             $ 3,340.9                   0.65%
Janus Adviser Balanced Fund                $   521.2                   0.65%++

Jefferson Pilot Variable Funds, Inc. --    $    63.9                   0.55% first $100 million*
JPVF Balanced Portfolio                                                0.50% next $400 million
                                                                       0.45% over $500 million

---------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
+ For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.50% of the fund's daily net assets.
++ Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

                                      PROXY

                             [_____________ Series]

                                JNL Series Trust
                         Special Meeting of Shareholders


                                  March 7, 2002


         This Proxy shall be voted on the proposal described below and in the accompanying Proxy Statement as specified below. The undersigned hereby appoints Thomas Meyer, Patrick Garcy and Susan Rhee, or any one of them, as attorneys, with full power of substitution, to vote the Shares of the above-referenced Series which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 1 Corporate Way, Lansing, MI 48951 at 11:00 a.m., local time and at any adjournments of such meeting, as follows:

1. To approve or disapprove a new Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC ("Adviser") and Janus Capital Corporation, such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.


        FOR [ ]                 AGAINST [ ]        ABSTAIN [ ]

2. To confer discretionary authority to transact any other business which may properly be brought before the Meeting.


        GRANT [ ]                          WITHHOLD [ ]

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

                                    Dated: ___________, 2002

                                    Jackson National Life Insurance Company


                                    ------------------------------------
                                    Name and Title of Authorized Officer

                                    ------------------------------------
                                    Signature of Authorized Officer

____________ Series

Name(s) of Separate Account(s)
Of the Insurance Company Owning Interests in this Series:
______ Separate Account

Total Interests of this Series owned and being voted by the insurance company:

____________________________ Series

             INSTRUCTIONS TO JACKSON NATIONAL LIFE INSURANCE COMPANY
        FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE _______ SERIES OF
                                JNL SERIES TRUST

                           TO BE HELD ON MARCH 7, 2002


  INSTRUCTIONS SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY


The undersigned hereby instructs Jackson National Life Insurance Company (the "Company") to vote the Shares of the above-referenced Series of JNL Series Trust (the "Trust") related to the Variable Contract owned by the undersigned at a Special Meeting of Shareholders of the Trust to be held at 11:00 a.m. local time, on March 7, 2002, at the offices of the Company, 1 Corporate Way, Lansing, MI 48951 and at any adjournment thereof, as indicated on the reverse side.


Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR AS CUSTODIAN FOR A MINOR, PLEASE SIGN YOUR NAME AND GIVE FULL TITLE AS SUCH. IF SIGNING ON BEHALF OF A CORPORATION, PLEASE SIGN FULL CORPORATE NAME AND YOUR NAME AND INDICATE YOUR TITLE. IF YOU ARE A PARTNER SIGNING FOR A PARTNERSHIP, PLEASE SIGN THE PARTNERSHIP NAME AND YOUR NAME AND TITLE. JOINT OWNERS SHOULD EACH SIGN THIS PROXY. PLEASE SIGN, DATE AND RETURN.

                          Dated: _______________, 2002


                          --------------------------
                          Signature(s)

THE COMPANY WILL VOTE SHARES RELATED TO THE CONTRACT OWNER'S CONTRACT AS INDICATED BELOW.

RECEIPT OF THE NOTICE OF THE SPECIAL SHAREHOLDER MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION CARD IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR THE PROPOSAL. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE THE SHARES TO WHICH IT RELATES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

PLEASE VOTE BY FILLING IN THE BOX BELOW.





1. To approve or disapprove a new Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC ("Adviser") and Janus Capital Corporation, such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.


           FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]

2. To grant discretionary authority to transact any other business which may properly be brought before the Meeting.


         GRANT [ ]                         WITHHOLD [ ]

                                          IMPORTANT: PLEASE SIGN ON THE REVERSE.